MERCER FUNDS
(formerly known as MGI Funds)
SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 28, 2011
The date of this Supplement is December 19, 2011.
     The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:
     1. The information relating to Numeric Investors LLC, located on page 10 and page 48 of the Class S Shares Prospectus and on page 11 and page 54 of the Class Y Shares Prospectus, is deleted in its entirety.
     2. The following information relating to the Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund) is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 10 of the Class S Shares Prospectus and on page 11 of the Class Y Shares Prospectus:
The Boston Company Asset Management, LLC (“TBCAM”)
TBCAM’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Large Cap Value Equity Team:
•	Brian Ferguson, Senior Managing Director, joined TBCAM in June 1997, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.

•	John Bailer, Managing Director, joined TBCAM in November 1994, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.
     3. The following information relating to the Mercer US Large Cap Value Equity Fund is added to the section “The Subadvisors” on page 48 of the Class S Shares Prospectus and on page 54 of the Class Y Shares Prospectus:
The Boston Company Asset Management, LLC, located at One Boston Place, Boston, MA 02108 serves as a subadvisor to the Fund. TBCAM is a wholly owned subsidiary of BNY Mellon, and an investment adviser registered with the SEC. Brian Ferguson and John Bailer are primarily responsible for the day-to-day management of TBCAM’s allocated portion of the Fund’s portfolio. Mr. Ferguson joined TBCAM in June 1997 and is co portfolio manager on the Dynamic Large Cap Value Team. He is responsible for the day-to-day management of the fund and moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Bailer is a co portfolio manager on the Dynamic Large Cap Value Team since 2004 and joined TBCAM in November 1994. Mr. Bailer has been an analyst on the team since 1999 and is responsible for the consumer, technology and telecommunication sectors. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.
Securities Selection
In managing its allocated portion of the Fund’s portfolio, TBCAM uses a consistent, disciplined and repeatable security selection process. TBCAM screens all potential securities in order to identify roughly 20 to 30 new securities for inclusion on a working list for further fundamental review. TBCAM uses both quantitative and qualitative techniques to uncover potential opportunities. The team then undertakes fundamental research on the securities consistent with their sector coverage. The fundamental research culminates into written recommendations to the lead portfolio manager that includes up and down price targets and the related investment thesis incorporating valuation, fundamental and business improvement ideas. The analysts recommend individual securities with attractive risk/reward characteristics. Lead portfolio managers make the final determination as to whether a security is added to the portfolio and what the specific security weighting needs to be. Decisions are made in the context of the overall risk-profile of the portfolio. The result is a portfolio that is attractive from a risk/reward standpoint and consistent with investment objective and related guidelines.

MERCER FUNDS
(formerly known as MGI Funds)
SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED July 28, 2011
The date of this Supplement is December 19, 2011.
     The following changes are made in the Statement of Additional Information of Mercer Funds:
     1. In the section entitled “Subadvisors and Portfolio Managers,” the information relating to Numeric Investors LLC located on page 45 is deleted and replaced with the following:
     The Boston Company Asset Management, LLC located at One Boston Place, Boston, MA 02108 serves as a subadvisor to the Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund). TBCAM is a wholly owned subsidiary of BNY Mellon. TBCAM is an investment adviser registered with the SEC.
     2. In Appendix B, entitled “Proxy Voting Policies,” the following proxy policy replaces the proxy policy relating to Numeric Investors LLC beginning on page B-23:
The Boston Company Asset Management, LLC
Proxy Voting Policy
December 2010
THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY
1. Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).
2. Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
3. Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.
4. Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.
5. Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.
6. “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.
With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.
7. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote.

Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.
8. Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.
9. Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.
10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.
11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.
12. Charter — We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

     3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information replaces the Other Accounts information for Numeric Investors beginning on page C-8
Compensation
The Boston Company Asset Management, LLC
TBCAM’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of TBCAM is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. TBCAM’s rewards program provides the appropriate incentives to give TBCAM the ability to consistently deliver on that commitment to their clients.
Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on TBCAM’s financial performance, individual investment performance, individual contribution and other qualitative factors.
Select Senior Portfolio Managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and TBCAM and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors. Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.
Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select TBCAM products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.
The final value of TBCAM restricted shares will be based on any appreciation/depreciation of the fair value of TBCAM over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by TBCAM and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to TBCAM’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for TBCAM’s professionals to be best aligned with clients, parent company, and all of TBCAM’s colleagues.
All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.
In addition to the Fund, Brian Ferguson and John Bailer manage:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	11	$2,322	0	0
Other Pooled Investment Vehicles	4	$156.6	0	0
Other Accounts	46	$2,675	2	$543.8

*	As of August 31, 2011